Biological Assets	12 Months Ended
Dec. 31, 2023
Disclosure of reconciliation of changes in biological assets [abstract]
Biological Assets
11.
Biological assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested. The change in carrying value of biological assets is as follows:

As at	December 31, 2023	December 31, 2022
Balance, beginning of year	3,477	4,410
Increase in biological assets due to capitalized costs	21,501	27,749
Acquisition	—	909
Net change in fair value of biological assets	(7,936)	(1,309)
Transferred to inventory upon harvest	(16,613)	(28,282)
Balance, end of year	429	3,477

Biological assets are valued in accordance with IAS 41 and are presented at their fair value less costs to sell up to the point of harvest. This is determined using a model which estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount for the expected selling price less costs to produce and sell per gram.

The fair value measurements for biological assets have been categorized as Level 3 fair values based on the inputs to the valuation technique used. The Company’s method of accounting for biological assets attributes value accretion on a straight-line basis throughout the life of the biological asset from initial cloning to the point of harvest.

The Company estimates the harvest yields for cannabis at various stages of growth. As at December 31, 2023, it is estimated that the Company’s biological assets will yield approximately 2,230 kilograms (December 31, 2022 — 3,904 kilograms) of dry cannabis when harvested. During the year ended December 31, 2023, the Company harvested 15,064 kilograms of dry cannabis (year ended December 31, 2022 — 19,854 kilograms).